SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is entered into as of November 12, 2015 among Qorvo, Inc., a Delaware corporation (the “Borrower”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS
WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of April 7, 2015 (as amended or modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested amendments to the Credit Agreement as set forth herein; and
WHEREAS, the Lenders are willing to agree to such amendments as set forth herein.
NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT

1.    Amendments to Credit Agreement.
(a)    Section 8.02(b) of the Credit Agreement is hereby amended to read as follows:
(b)    Investments existing as of the Closing Date and set forth on Schedule 8.02 and any renewals or extensions thereof;

(b)    Section 8.02(k) of the Credit Agreement is hereby amended to read as follows:
(k)    Investments after the Closing Date of a nature not contemplated in the foregoing clauses in an amount not to exceed $100,000,000 in the aggregate at any time outstanding.

(c)    Section 8.03(e) of the Credit Agreement is hereby amended to read as follows:
(e)    purchase money Indebtedness (including obligations in respect of capital leases and Synthetic Lease Obligations) hereafter incurred to finance the purchase of fixed assets, and renewals, refinancings and extensions thereof, provided that (i) the aggregate outstanding principal amount of all such Indebtedness shall not exceed $75,000,000 at any one time outstanding; and (ii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed;

(d)    Section 8.03(f) of the Credit Agreement is hereby amended to read as follows:
(f)    other unsecured Indebtedness; provided that (i) no Event of Default exists at the time of incurrence thereof, (ii) after giving effect to the incurrence of any such Indebtedness on a Pro Forma Basis, the Consolidated Leverage Ratio does not exceed 2.75 to 1.0 and (iii) the aggregate principal amount of such Indebtedness of Foreign Subsidiaries does not exceed $150,000,000 at any one time outstanding;

(e)    Section 8.06(d) of the Credit Agreement is hereby amended to read as follows:
(d)    so long as no Default exists immediately prior and after giving effect thereto, the Borrower may make other Restricted Payments so long as the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11 on a Pro Forma Basis and the Consolidated Leverage Ratio, calculated on a Pro Forma Basis, would be less than or equal to 2.75 to 1.0.

(f)    Section 8.11(a) of the Credit Agreement is hereby amended to read as follows:
(a)    Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower to be greater than 3.00 to 1.0.

(g)    Section 8.14 of the Credit Agreement is hereby amended to read as follows:

Notwithstanding any other provisions of this Agreement to the contrary, permit any Person (other than the Borrower or any wholly-owned Subsidiary) to own any Equity Interests of any Subsidiary except to qualify directors where required by applicable Law or to satisfy other requirements of applicable Law with respect to the ownership of Equity Interests of Foreign Subsidiaries.

2.    Effectiveness; Conditions Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of copies of this Agreement duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.
3.    Authority/Enforceability. Each Loan Party represents and warrants as follows:
(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.
(b)    This Agreement has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and to general principles of equity.
(c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Loan Party of this Agreement.
(d)    The execution and delivery of this Agreement does not (i) contravene the terms of its organizational documents or (ii) violate any law.
4.    Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants to the Lenders that after giving effect to this Agreement (a) the representations and warranties set forth in Article VI of the Credit Agreement or in any other Loan Document or which are contained in any document furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (provided that if any such representation and warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects on such respective dates) and (b) no event has occurred and is continuing which constitutes a Default.
5.    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by facsimile or other secure electronic format (.pdf) shall be effective as an original.

6.    GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
7.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
8.    Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.
9.    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:            QORVO, INC.,

By:     /s/ Steven J. Buhaly
Name:    Steven J. Buhaly
Title:    Chief Financial Officer and Secretary

GUARANTORS:	AMALFI SEMICONDUCTOR, INC.
PREMIER DEVICES – A SIRENZA COMPANY
RF MICRO DEVICES INTERNATIONAL, INC.
TRIQUINT, INC.
TRIQUINT CW, INC.
TRIQUINT TFR, INC.

By:     /s/ Steven J. Buhaly
Name:    Steven J. Buhaly
Title:    President

RF MICRO DEVICES, INC.

By:     /s/ Steven J. Buhaly
Name:    Steven J. Buhaly
Title:    Vice President and Treasurer

RFMD, LLC

By:     /s/ Steven J. Buhaly
Name:    Steven J. Buhaly
Title:    Manager

TRIQUINT SEMICONDUCTOR, INC.

By:     /s/ Steven J. Buhaly
Name:    Steven J. Buhaly
Title:    Vice President and Treasurer

TRIQUINT SEMICONDUCTOR TEXAS, LLC

By:     /s/ James Klein
Name:    James Klein
Title:    Manager

ADMINISTRATIVE AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Brenda Schriner
Name: Brenda Schriner
Title: Vice President

LENDERS:                    BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:     /s/ Thomas M. Paulk
Name:    Thomas M. Paulk
Title:    Senior Vice President

TD BANK, N.A.,
as a Lender

By:     /s/ Bernadette Collins
Name:    Bernadette Collins
Title:    Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:     /s/ David G. Dickinson, Jr.
Name:     David G. Dickinson, Jr.
Title:     Senior Vice President

BANK OF THE WEST, as a Lender

By:      /s/ Timothy Canevascini
Name:     Timothy Canevascini
Title:      Director

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:     /s/ Kelly Attayek
Name:     Kelly Attayek
Title:     Assistant Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:     /s/ Lillian Kim
Name:     Lillian Kim
Title:     Director

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